1 OCTOBER 29, 2024 SUPPLEMENTAL FINANCIAL REPORT THIRD QUARTER 2024 Exhibit 99.2

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the impacts of the COVID-19 pandemic; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in the Company’s other filings with the Securities and Exchange Commission; defaults by borrowers in paying debt service on outstanding indebtedness; borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations, population shifts and migration, reduced demand for office, multifamily, hospitality or retail space) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the fair value of the Company's investments may be subject to uncertainties (including impacts associated with inflationary trends, the volatility of interest rates, credit spreads and the transition from LIBOR to SOFR, increased market volatility affecting commercial real estate businesses and public securities); the Company's use of leverage and interest rate mismatches between the Company’s assets and borrowings could hinder its ability to make distributions and may significantly impact its liquidity position; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including available capacity under and margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO’s on a go forward basis, including at a reduced cost of capital; the impact of legislative, regulatory, tax and competitive changes, regime changes and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business; and the ongoing impacts of global geopolitical uncertainties and unforeseen public health crises on the real estate market. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in BrightSpire Capital’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large publicly-traded, diversified and internally-managed commercial real estate credit REIT

Diversified Portfolio

$3.9B Total At-Share Assets (Undepreciated)	**$2.6B** Total Loan Portfolio (**76** Total Loans)
98% Floating-Rate Loan Portfolio	**$34M** Average Loan Size
86% <$50M Loan Size (Based on Loan Count)	**8.2%** W.A. Unlevered All-in Yield[1]

Liquidity & Capitalization

$416M Total Liquidity (**31%** increase QoQ)[2]	**$251M** Total Unrestricted Cash (or **$1.94** per share)[3]

Ample Liquidity for New Loan Originations

$165M Fully Undrawn Corporate Revolver[3]	**$1.2B** Master Repurchase Facilities Availability[3]
2.2x Debt-to-Equity Ratio[4]	**6.44%** W.A. All-in Cost of Financing[5]

Earnings & Dividend

$0.21
Q3'24 Adjusted Distributable Earnings Per Share*

$0.16 Q3'24 Quarterly Dividend Per Share	**12.1%** Annualized Dividend Yield[6]
$1.2B Undepreciated Book Value**	**$9.11** Undepreciated Book Value Per Share**

BRIGHTSPIRE CAPITAL

* Refer to the Appendix for a definition and reconciliation to GAAP net income (loss)
** Refer to the Appendix for a definition and reconciliation to GAAP net book value
As of September 30, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

3

4 SUMMARY RESULTS & SUBSEQUENT EVENTS UPDATE PORTFOLIO FINANCIAL RESULTS LIQUIDITY & CAPITALIZATION As of September 30, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix • Closed a $675 million CLO with an 86.5% advance rate and S+2.47% cost of funds (pre-transaction costs); includes $85 million of available ramp-up proceeds and a two-year reinvestment period • $416 million of available liquidity ($251 million of unrestricted cash and $165 million of revolver capacity)(3) • $2.0 billion of total master repurchase facility capacity with $1.2 billion of availability(3) • GAAP Net Income of $12.7 million, or $0.10 per share • Distributable Earnings of $17.9 million, or $0.14 per share • Adjusted Distributable Earnings of $27.0 million, or $0.21 per share • Declared and paid a dividend of $0.16 per share for Q3’24, 12.1% yield on current share price(6) • GAAP net book value of $8.39 per share and undepreciated book value of $9.11 per share • Repurchased 1.2 million shares or $6.6 million of Class A common stock at a blended price of $5.52 per share • $3.9 billion total at-share assets; predominantly floating rate senior loans • $2.6 billion loan portfolio with an average loan size of $34 million and W.A. unlevered yield of 8.2% • $127 million of repayment proceeds across 10 loans in Q3’24 (including two risk rank 4 loans) • W.A. risk ranking of 3.2 in line with TTM (3.2 as of Q2’24) – Watch list: four loans removed and one loan added – 9 watch list loans totaling $456 million or 18% of the loan portfolio (vs. 12 loans totaling $543 million at Q2’24) • Total CECL reserve of $156 million or $1.20 per share (no specific CECL reserve on balance sheet as of Q3’24) • Subsequent to quarter end, committed $27 million of capital across one new loan(3) • Sold the Washington, D.C. office REO property for $19 million of net proceeds

5 $9.08 $9.11$0.05 $0.01 ($0.02) ($0.01) $8.50 $8.75 $9.00 $9.25 6/30/24 Undepreciated BVPS Earnings in Excess of Dividends Share Buybacks & Other Non-GAAP RE Impairment Change in CECL Reserve 9/30/24 Undepreciated BVPS 32% 29% 23% 16% <1% Stockholders' equity (undepreciated) Securitization bonds payable (non-recourse) Master repurchase facilities (limited recourse) Mortgage debt (non-recourse) Other debt (non-recourse) F INANCIAL OVERVIEW * Includes equity-based compensation and other OCI adjustments As of September 30, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix Undepreciated Book Value Per Share Bridge Capital StructureKey Financial Metrics GAAP Net Income ($M) Per Share $12.7 $0.10 Distributable Earnings ($M) Per Share $17.9 $0.14 Adjusted Distributable Earnings ($M) Per Share $27.0 $0.21 Total At-Share Assets ($B) (Undepreciated) $3.9 Total Debt Outstanding (UPB) ($B) Debt-to-Equity(4) $2.6 2.2x Book Value (GAAP) ($B) Per Share $1.1 $8.39 Book Value (Undepreciated) ($B) Per Share $1.2 $9.11 CECL Reserve (General) ($M) Per Share / Basis Points (“BPS”)(7) $155.7 $1.20 / 578 bps CECL Reserve (Specific) ($M) Per Share -- -- Total capitalization $3.7B *

6 80% 20% <1% Loan portfolio Net lease & other real estate CRE debt securities 41% 24% 14% 8% 6% 6% 1%Multifamily Office (loan portfolio) Office (NNN & Other RE) Industrial Hotel Other / Mixed-use Retail Above charts exclude the impact of CECL reserves. In addition, “Property Type” chart excludes CRE debt securities $ in millions, except per share data; as of September 30, 2024; at BRSP share See footnotes in the appendix PORTFOLIO OVERVIEW Based on GAAP net carrying value as of September 30, 2024 Based on GAAP gross carrying value as of September 30, 2024 Investment Type Portfolio Overview (8) Property Type (At BRSP share) Investment count Carrying value Net carrying value Per share Senior mortgage loans 73 2,531$ 690$ 5.32$ Mezzanine loans 3 55 55 0.43 General CECL reserves (156) (156) (1.20) Total loan portfolio 76 2,431 590 4.55 Net lease & other real estate 15 816$ 181$ 1.40$ CRE debt securities(8) 1 2 2 0.02 Total investment portfolio 92 3,249$ 773$ 5.96$ Plus: cash & net assets(9) 578 315 2.43 Total - GAAP 3,827$ 1,088$ 8.39$ Plus: accumulated D&A(10) 226 226 1.74 Less: non-GAAP impairment of real estate(11) (131) (131) (1.02) Total - Undepreciated 3,921$ 1,182$ 9.11$

7 $2,754 $2,586 $15 ($127) ($48) ($8) 6/30/24 Loan Portfolio Additional Loan Fundings Total Repayments REO Other 9/30/24 Loan Portfolio Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves $ in millions, unless otherwise stated; as of September 30, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix LOAN PORTFOLIO OVERVIEW 98% 2% Senior mortgage loans Mezzanine loans Overview Investment Type Property Type 76 Total number of investments $2.6B Total loan portfolio $34M Average investment size 0.4 yrs. W.A. remaining term(12) 1.7 yrs. W.A. extended remaining term(13) 8.2% W.A. unlevered all-in yield(1) 3.2 W.A. risk ranking 100% of senior loans are floating rate Northeast 13% Region Southeast 7% Southwest 35% West 45% 51% 32% 8% 8% 1% Multifamily Office Hotel Other / Mixed-use Industrial Loan Portfolio Activity (16) Total Loan Count 83 Total Loan Count 76 (15) (14)

8 Collateral Type Region Exposure as a % of Carrying Value (At BRSP share) Number of investments Carrying value % of carrying value West Southwest Northeast Southeast Multifamily 42 1,306,911$ 51% 19% 27% 2% 3% Office 24 827,263 32% 16% 8% 5% 3% Hotel 3 220,550 8% 8% -- 0% -- Other / Mixed-use 5 195,945 8% 2% -- 6% -- Industrial 2 35,663 1% 1% -- -- -- Total 76 2,586,332$ 100% 45% 35% 13% 7% General CECL reserves (155,657) Total – Net of general CECL reserves 2,430,675$ Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves $ in thousands; as of September 30, 2024; at BRSP share LOAN PORTFOLIO DIVERSIFICATION Multifamily Office Hotel Other / Mixed-use Industrial Property Type Exposure by Region 53%37% 7% 3% 49% 25% 16% 10% 94% 6% 100%  West  Southwest  Northeast  Southeast 78% 22%

9 (At BRSP share) Number of investments Carrying value % of carrying value Net carrying value W.A. unlevered all-in yield(1) W.A. extended term (years)(13) Floating rate Senior mortgage loans 73 2,530,961$ 98% 689,872$ 8.2% 1.7 Mezzanine loans 1 12,450 0% 12,450 15.8% 0.0 Total / W.A. floating rate 74 2,543,411 98% 702,322 8.2% 1.7 Fixed rate Mezzanine loans 2 42,921 2% 42,921 8.6% 1.7 Total / W.A. fixed rate 2 42,921 2% 42,921 8.6% 1.7 Total / W.A. 76 2,586,332$ 100% 745,243$ 8.2% 1.7 General CECL reserves (155,657) (155,657) Total / W.A. – Net of general CECL reserves 2,430,675$ 589,586$ $ in thousands; as of September 30, 2024; at BRSP share See footnotes in the appendix LOAN PORTFOLIO SUMMARY

10 LOAN PORTFOLIO MATURITIES Fully Extended Loan Maturities(13) $226 $507 $1,023 $830 $10 $16 $48 $34 $0 $250 $500 $750 $1,000 $1,250 2024 2025 2026 2027+ Fully extended loan maturities (carrying value) Unfunded commitments $ in M ill io ns Weighted average fully extended remaining term of approximately 1.7 years across the loan portfolio Above chart based on GAAP gross carrying value and excludes the impact of CECL reserves As of September 30, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix Minimal final maturities in 2024

11 0% 0% 80% 15% 5% 0% 0% 82% 11% 7% 1 2 3 4 5 Q2'24 Q3'24 Risk Ranking Overview LOAN PORTFOLIO RISK RANKINGS & CECL RESERVE Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves, unless otherwise stated As of September 30, 2024, unless otherwise stated; at BRSP share CECL Reserve Overview $172M $156M Q2'24 Q3'24 Specific CECL Reserve General CECL Reserve Total Reserve $172M ($1.32/share) Total Reserve $156M ($1.20/share) Loan Count 71 Loan Count 67 Loan Count 11 Loan Count 7 Loan Count 1 Loan Count 2 No specific CECL reserve on balance sheet for Q2’24 & Q3’24 Risk Rank 4 & 5 Q2’24: 20% | 12 loans Q3’24: 18% | 9 loans Q2’24 W.A. Risk Ranking: 3.2 Q3’24 W.A. Risk Ranking: 3.2

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF") / Units	Carrying value	% of carrying value	Net carrying value	Q3'24 NOI* (at BRSP share)	W.A. % leased at end of period[17]	W.A. remaining lease term (years)[18]
Net lease real estate ("NNN")									
Office	3	100%	1,812 RSF	$ 256,817	31%	$ 60,048	$ 6,218	100%	5.4
Industrial	1	100%	2,787 RSF	238,471	29%	38,471	5,011	100%	13.9
Retail	4	100%	468 RSF	28,111	3%	(9,483)	1,195	100%	3.6
Total / W.A. - NNN	**8**	**100%**	**5,068 RSF**	**$ 523,399**	**64%**	**$ 89,036**	**$ 12,424**	**100%**	**9.2**
Other real estate ("Other RE") **									
Office	5	95%	1,784 RSF	$ 219,185	27%	$ 63,804	$ 4,172	63%	4.8
Multifamily	2	100%	672 Units	73,823	9%	28,157	857	78%	n/a
Total / W.A. – Other RE	**7**	**96%**	**n/a**	**$ 293,008**	**36%**	**$ 91,960**	**$ 5,028**	**67%**	**4.8**
Total / W.A.	**15**	**99%**	**n/a**	**$ 816,407**	**100%**	**$ 180,996**	**$ 17,452**	**88%**	**7.9**

Region



West 35%
Southwest 9%
Midwest 15%
Northeast 18%
Europe 23%

Property Type



9%
4%
29%
58%
Office
Industrial
Multifamily
Retail

W.A. Remaining Lease Term[18]



<1%
25%
75%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Q3'24 NOI in the above table excludes NOI related to the sale of one other real estate office property, which was sold during the third quarter 2024
** Includes $144M of GAAP gross carrying value related to five REO assets (three office and two multifamily)
Above charts based on GAAP gross carrying value; $ and RSF in thousands; as of September 30, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

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13 LOAN PORTFOLIO WATCH LIST LOANS * Loans that are on non-accrual status As of September 30, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix Investment San Jose, CA Senior Loan (Loan 67) Fort Worth, TX Senior Loan (Loan 8) Santa Clara, CA Senior Loan (Loan 1) Las Vegas, NV Senior Loan (Loan 5) Tualatin, OR Senior Loan (Loan 47) Risk Ranking (Q3’24 / Q2’24) 5 / 5 5 / 4 4 / 4 4 / 4 4 / 4 Investment Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Origination Date / Transaction Type January 2018 / Acquisition March 2021 / Acquisition June 2019 / Acquisition May 2021 / Acquisition November 2021 / Refinancing Collateral Hotel / 541 keys Multifamily / 356 units Multifamily (Land) / 950 units Multifamily / 252 units Office / 342k RSF Carrying Value $136M $42M $57M $47M $42M Loan Basis $251k / Key $118k / Unit $60k / Unit $187k / Unit $123 / RSF Cash Coupon n/a* SOFR + 3.6% SOFR + 5.5% SOFR + 3.5% SOFR + 1.5% Extended Maturity Date(13) November 2026 April 2026 February 2025 June 2026 December 2026

14 LOAN PORTFOLIO WATCH LIST LOANS (CONT’D) As of September 30, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix Investment Denver, CO Senior Loan (Loan 10) Reston, VA Senior Loan (Loan 50) Dallas, TX Senior Loan (Loan 51) Richardson, TX Senior Loan (Loan 65) Risk Ranking (Q3’24 / Q2’24) 4 / 3 4 / 4 4 / 4 4 / 4 Investment Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Origination Date / Transaction Type December 2021 / Acquisition September 2021 / Refinancing November 2021 / Refinancing November 2021 / Acquisition Collateral Multifamily / 197 units Office/ 270k RSF Office / 328k RSF Office / 122k RSF Carrying Value $40M $39M $38M $14M Loan Basis $203k / Unit $144 / RSF $116 / RSF $115 / RSF Cash Coupon SOFR + 3.3% SOFR + 2.1% SOFR + 4.0% SOFR + 4.1% Extended Maturity Date(13) December 2026 October 2026 December 2025 December 2026

15 REAL ESTATE OWNED As of September 30, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix Investment Multifamily Arlington, TX (Other Real Estate 3) Multifamily Phoenix, AZ (Other Real Estate 4) Office Long Island City, NY (Other Real Estate 5) Office Long Island City, NY (Other Real Estate 6) Office Oakland, CA (Other Real Estate 7) Acquisition Date July 2024 December 2023 June 2023 June 2023 July 2023 Rentable Square Feet (“RSF”) / Units 436 units 236 Units 128k RSF 221k RSF 91k RSF Collateral Basis $94k / Unit $157k/ Unit $281 / RSF $140 / RSF $77 / RSF Undepreciated Carrying Value $41M $37M $36M $31M $7M Outstanding Debt $26M $20M -- -- -- Undepreciated Net Carrying Value $15M $17M $36M $31M $7M W.A. % Leased(17) 67% 91% 6% 31% 42% W.A. Lease Term (Yrs.)(18) n/a n/a 7.5 4.4 2.6

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q3'24 Risk ranking	Q2'24 Risk ranking
Multifamily											
Loan 1*	Senior	Jun-19	Santa Clara, CA	$ 57	Floating	S+5.5%	10.3%	Feb-25	69%	4	4
Loan 2	Senior	May-22	Las Vegas, NV	55	Floating	S+2.0%	8.4%	Jun-27	74%	3	3
Loan 3	Senior	Mar-22	Austin, TX	50	Floating	S+3.3%	8.1%	Mar-27	75%	3	3
Loan 4	Senior	Jul-21	Dallas, TX	50	Floating	S+3.4%	8.2%	Aug-26	74%	3	3
Loan 5	Senior	May-21	Las Vegas, NV	47	Floating	S+3.5%	8.3%	Jun-26	70%	4	4
Loan 6	Senior	Mar-22	Louisville, KY	43	Floating	S+3.7%	8.5%	Apr-27	72%	3	3
Loan 7	Senior	Jul-21	Jersey City, NJ	43	Floating	S+3.1%	8.0%	Aug-26	66%	3	3
Loan 8	Senior	Mar-21	Fort Worth, TX	42	Floating	S+3.6%	8.4%	Apr-26	100%	5	4
Loan 9	Senior	Jul-21	Dallas, TX	40	Floating	S+3.2%	8.1%	Aug-26	77%	3	3
Loan 10	Senior	Dec-21	Denver, CO	40	Floating	S+3.3%	8.5%	Dec-26	74%	4	3
Subtotal / W.A. top 10 multifamily				$ 470		3.5%	8.5%	Aug-26	n/a	3.5	n/a
Loan 11	Senior	Mar-22	Long Beach, CA	$ 40	Floating	S+3.4%	8.2%	Apr-27	80%	3	3
Loan 12	Senior	Jul-22	Irving, TX	38	Floating	S+3.6%	8.4%	Aug-27	75%	3	3
Loan 13	Senior	Dec-20	Austin, TX	37	Floating	S+3.2%	8.1%	Jan-26	54%	3	3
Loan 14	Senior	Jan-22	Dallas, TX	37	Floating	S+3.5%	8.3%	Feb-27	75%	3	3
Loan 15	Senior	Jan-22	Los Angeles, CA	36	Floating	S+3.4%	8.5%	Feb-27	76%	3	3
Loan 16	Senior	Jul-21	Phoenix, AZ	33	Floating	S+3.4%	8.2%	Aug-26	73%	3	3
Loan 17	Senior	Mar-21	Mesa, AZ	32	Floating	S+3.8%	11.7%	Apr-26	71%	3	3
Loan 18	Senior	Apr-21	Las Vegas, NV	30	Floating	S+3.2%	8.1%	May-26	76%	3	3
Loan 19	Senior	Apr-22	Mesa, AZ	30	Floating	S+3.4%	8.5%	May-27	75%	3	3
Loan 20	Mezzanine	Feb-22	Las Vegas, NV	30	Fixed	7.0%	12.3%	Feb-27	56% – 79%	3	4
Subtotal / W.A. top 20 multifamily				$ 813		3.6%	8.7%	Sep-26	n/a	3.3	n/a
Loan 21	Senior	Feb-22	Long Beach, CA	$ 30	Floating	S+3.4%	8.2%	Mar-27	71%	3	3
Loan 22	Senior	Jul-21	Plano, TX	29	Floating	S+3.2%	8.7%	Feb-25	75%	3	3
Loan 23	Senior	Aug-21	Glendale, AZ	29	Floating	S+3.3%	8.5%	Sep-26	75%	3	3
Loan 24	Senior	May-21	Houston, TX	28	Floating	S+3.1%	8.0%	Jun-26	67%	3	3
Loan 25	Senior	Dec-21	Fort Mill, SC	27	Floating	S+3.3%	8.4%	Jan-27	71%	3	3
Loan 26	Senior	Dec-21	Phoenix, AZ	26	Floating	S+3.6%	8.8%	Jan-27	75%	3	3
Loan 27	Senior	Jul-22	Irving, TX	25	Floating	S+3.6%	8.4%	Aug-27	72%	3	3
Loan 28	Senior	Mar-22	Glendale, AZ	25	Floating	S+3.5%	8.6%	Mar-27	73%	3	3
Loan 29	Senior	Mar-22	Phoenix, AZ	24	Floating	S+3.7%	8.8%	Apr-27	74%	3	3
Loan 30	Senior	Nov-21	Austin, TX	23	Floating	S+3.4%	8.5%	Nov-26	78%	3	3
Loan 31	Senior	Jul-21	Oregon City, OR	22	Floating	S+3.4%	8.2%	Aug-26	73%	3	3
Loan 32	Senior	Jun-21	Phoenix, AZ	22	Floating	S+3.3%	8.1%	Jul-26	71%	3	3

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to a construction/development project
$ in millions; as of September 30, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

16

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q3'24 Risk ranking	Q2'24 Risk ranking
Loan 33	Senior	Jul-21	Aurora, CO	21	Floating	S+3.2%	8.1%	Jul-26	73%	3	3
Loan 34	Senior	Jan-22	Austin, TX	20	Floating	S+3.4%	8.2%	Feb-27	76%	3	3
Loan 35	Senior	Aug-21	La Mesa, CA	20	Floating	S+3.0%	7.8%	Aug-25	72%	3	3
Loan 36	Senior	Dec-21	Gresham, OR	19	Floating	S+3.6%	8.5%	Jan-27	76%	3	3
Loan 37	Senior	Sep-21	Bellevue, WA	19	Floating	S+3.0%	7.9%	Sep-25	71%	3	3
Loan 38	Senior	May-22	Charlotte, NC	19	Floating	S+3.5%	8.3%	May-27	70%	3	3
Loan 39	Senior	Jul-21	Salt Lake City, UT	18	Floating	S+3.4%	8.2%	Aug-26	73%	3	3
Loan 40	Senior	Apr-22	Tacoma, WA	18	Floating	S+3.0%	7.8%	May-27	64%	3	3
Loan 41	Senior	Jun-21	Phoenix, AZ	18	Floating	S+3.2%	8.1%	Jul-26	75%	3	3
Loan 42	Senior	Mar-22	Glendale, AZ	12	Floating	S+3.5%	8.6%	Mar-27	73%	3	3
Total / W.A. multifamily loans				$ 1,307		3.5%	8.6%	Sep-26	n/a	3.2	n/a
Office											
Loan 43	Senior	Jan-21	Phoenix, AZ	$ 76	Floating	S+3.7%	8.5%	Feb-26	70%	3	3
Loan 44	Senior	Dec-18	Carlsbad, CA	76	Floating	S+3.9%	9.2%	Dec-24	75%	3	3
Loan 45	Senior	Aug-18	San Jose, CA	74	Floating	S+2.6%	7.4%	Aug-25	81%	3	3
Loan 46	Senior	Feb-19	Baltimore, MD	59	Floating	S+3.6%	8.5%	Feb-25	74%	3	3
Loan 47	Senior	Nov-21	Tualatin, OR	42	Floating	S+1.5%	9.2%	Dec-26	66%	4	4
Loan 48	Senior	May-22	Plano, TX	41	Floating	S+4.3%	9.1%	Jun-27	64%	3	3
Loan 49	Senior	Apr-22	Plano, TX	40	Floating	S+4.1%	8.9%	May-27	70%	3	3
Loan 50	Senior	Sep-21	Reston, VA	39	Floating	S+2.1%	9.0%	Oct-26	71%	4	4
Loan 51	Senior	Nov-21	Dallas, TX	38	Floating	S+4.0%	8.8%	Dec-25	61%	4	4
Loan 52	Senior	Apr-22	San Jose, CA	34	Floating	S+4.2%	9.0%	Apr-27	70%	3	3
Subtotal / W.A. top 10 office				$ 519		3.4%	8.7%	Feb-26	n/a	3.2	n/a
Loan 53	Senior	Apr-21	San Diego, CA	$ 33	Floating	S+3.6%	8.5%	May-26	55%	3	3
Loan 54	Senior	Mar-22	Blue Bell, PA	29	Floating	S+4.2%	9.0%	Apr-25	80%	3	3
Loan 55	Senior	Oct-21	Blue Bell, PA	29	Floating	S+3.8%	8.6%	Apr-25	78%	3	3
Loan 56	Senior	Feb-19	Charlotte, NC	28	Floating	S+3.3%	8.2%	Jul-25	72%	3	3
Loan 57	Senior	Dec-21	Hillsboro, OR	27	Floating	S+4.0%	9.1%	Dec-24	71%	3	3
Loan 58	Senior	Sep-19	San Francisco, CA	24	Floating	S+3.3%	8.1%	Oct-24	54%	3	3
Loan 59	Senior	Jul-21	Denver, CO	24	Floating	S+4.4%	9.3%	Aug-26	66%	3	3
Loan 60	Senior	Aug-19	San Francisco, CA	23	Floating	S+2.9%	7.8%	Mar-25	84%	3	3
Loan 61	Senior	Oct-20	Denver, CO	18	Floating	S+3.7%	8.6%	Nov-25	64%	3	3
Loan 62	Senior	Oct-21	Burbank, CA	17	Floating	S+4.0%	9.2%	Nov-26	51%	3	3
Subtotal / W.A. top 20 office				$ 769		3.5%	8.7%	Dec-25	n/a	3.2	n/a

BRIGHTSPIRE CAPITAL

$ in millions; as of September 30, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

17

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[13]	LTV	Q3'24 Risk ranking	Q2'24 Risk ranking
Office											
Loan 63	Senior	Aug-21	Los Angeles, CA	$ 16	Floating	S+4.6%	9.5%	Sep-26	58%	3	3
Loan 64	Senior	Nov-21	Charlotte, NC	15	Floating	S+4.5%	9.7%	Dec-26	67%	3	3
Loan 65	Senior	Nov-21	Richardson, TX	14	Floating	S+4.1%	9.3%	Dec-26	71%	4	4
Loan 66 *	Mezzanine	Feb-23	Baltimore, MD	13	Fixed	n/a	n/a	Feb-25	74% - 75%	3	3
Total / W.A. office loans				$ 827		3.5%	8.6%	Jan-26	n/a	3.2	n/a
Hotel											
Loan 67 *	Senior	Jan-18	San Jose, CA	$ 136	Floating	n/a	n/a	Nov-26	76%	5	5
Loan 68	Senior	Jun-18	Englewood, CO	72	Floating	S+3.5%	8.6%	Feb-25	68%	3	3
Loan 69	Mezzanine	Jan-17	New York, NY	12	Floating	S+11.0%	15.8%	Oct-24	67% - 80%	3	3
Total / W.A. hotel loans				$ 221		1.8%	3.7%	Mar-26	n/a	4.2	n/a
Other / Mixed-use											
Loan 70	Senior	Oct-19	Brooklyn, NY	$ 78	Floating	S+4.2%	9.0%	Nov-24	79%	3	3
Loan 71	Senior	Jan-22	New York, NY	46	Floating	S+3.5%	8.3%	Feb-27	76%	3	3
Loan 72	Senior	Jun-21	South Pasadena, CA	34	Floating	S+5.0%	10.0%	Jun-26	71%	3	3
Loan 73	Senior	May-22	Brooklyn, NY	29	Floating	S+4.4%	9.2%	May-27	68%	3	3
Loan 74	Senior	Apr-24	South Pasadena, CA	9	Floating	S+9.8%	15.1%	Oct-24	84%	3	3
Total / W.A. other / mixed-use loans				$ 196		4.4%	9.3%	Jan-26	n/a	3.0	n/a
Industrial											
Loan 75	Senior	Jul-22	Ontario, CA	$ 24	Floating	S+3.3%	8.5%	Aug-27	66%	3	3
Loan 76	Senior	Mar-22	Commerce, CA	12	Floating	S+3.3%	8.1%	Apr-27	60%	3	3
Total / W.A. industrial loans				$ 36		3.3%	8.4%	Jun-27	n/a	3.0	n/a
Total / W.A. loan portfolio				$ 2,586		3.4%	8.2%	May-26	n/a	3.2	n/a
General CECL reserves				(156)							
Total / W.A. loan portfolio, net of general CECL reserves				$ 2,431							

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
$ in millions; as of September 30, 2024, unless otherwise stated; at BRSP share
See footnotes in the appendix

18

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Undepreciated carrying value	Undepreciated net carrying value	Q3'24 NOI*	# of properties	Rentable square feet ("RSF") / Units	W.A. % leased[17]	W.A. lease term (yrs)[18]
Net lease real estate										
Net lease 1	Aug-18	Industrial	Various - U.S.	$ 292	$ 92	$ 5.0	2	2,787 RSF	100%	13.9
Net lease 2	Jul-18	Office	Stavenger, Norway	147	--	4.4	1	1,291 RSF	100%	5.7
Net lease 3	Jul-06	Office	Aurora, CO	55	26	1.1	1	184 RSF	100%	3.2
Net lease 4	Jun-06	Office	Indianapolis, IN	39	18	0.7	1	338 RSF	100%	6.3
Net lease 5	Sep-06	Retail	Various - U.S.	28	--	0.8	7	320 RSF	100%	3.2
Net lease 6	Sep-06	Retail	Keene, NH	7	--	0.1	1	45 RSF	100%	4.3
Net lease 7	Sep-06	Retail	South Portland, ME	5	5	0.2	1	53 RSF	100%	7.3
Net lease 8	Sep-06	Retail	Fort Wayne, IN	3	--	0.1	1	50 RSF	100%	0.9
Total / W.A. net lease real estate				$ 576	$ 141	$ 12.4	15	5,068 RSF	100%	9.2
Other real estate										
Other real estate 1 **	Sep-14	Office	Creve Coeur, MO	$ 96	$ 1	$ 2.2	7	848 RSF	83%	3.6
Other real estate 2 **	Dec-14	Office	Warrendale, PA	62	1	1.5	5	497 RSF	85%	5.4
Other real estate 3	Jul-24	Multifamily	Arlington, TX	41	15	0.0	1	436 Units	67%	n/a
Other real estate 4	Dec-23	Multifamily	Phoenix, AZ	37	17	0.8	1	236 Units	91%	n/a
Other real estate 5	Jun-23	Office	Long Island City, NY	36	36	(0.1)	1	128 RSF	6%	7.5
Other real estate 6	Jun-23	Office	Long Island City, NY	31	31	0.4	1	221 RSF	31%	4.4
Other real estate 7	Jul-23	Office	Oakland, CA	7	7	0.1	1	91 RSF	42%	2.6
Total / W.A. other real estate				$ 310	$ 109	$ 5.0	17	n/a	67%	4.8
Total / W.A. net lease real estate and other real estate				$ 886	$ 250	$ 17.5	32	n/a	88%	7.9

CRE Debt Securities

(At BRSP share)	Carrying value
CRE debt securities	
CRE debt securities (1 investment)[8]	$ 2
Total / W.A. CRE debt securities	$ 2

BRIGHTSPIRE CAPITAL

* Q3'24 NOI in the above table excludes NOI related to the sale of one other real estate office property, which was sold during the third quarter 2024
** The current maturity of the debt on Other real estate 1 is October 2024. We are currently negotiating an extension with our lender and remain current on interest payments. The current maturity of the debt on Other real estate 2 is January 2025
$ in millions; rentable square feet in thousands; as of September 30, 2024; at BRSP share
See footnotes in the appendix

19

20 As of September 30, 2024, unless otherwise stated; at BRSP share See footnotes in the appendix CAPITALIZATION HIGHLIGHTS Diversified capital structure of primarily non-recourse debt and a 2.2x debt-to-equity ratio. Embedded capacity under existing financing facilities including an undrawn corporate revolver and $1.2B of repurchase facilities availability 32% 29% 23% 16% <1% Stockholders' equity (undepreciated) Securitization bonds payable (non-recourse) Master repurchase facilities (limited recourse) Mortgage debt (non-recourse) Other debt (non-recourse) $3.7B Total capitalization (excluding cash) $2.6B Total outstanding debt $165M Corporate revolving credit facility availability As of October 25, 2024 (fully undrawn) $1.2B Master repurchase facilities availability As of October 25, 2024 2.2x Debt-to-equity ratio(4) 65% Debt-to-asset ratio(19) 6.44% Blended all-in cost of financing(5) Capital StructureKey Financial Metrics Total capitalization $3.7B

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[20]	W.A. extended maturity[21]	W.A. contractual interest rate[21]	W.A. all-in COF[5]	Outstanding debt (UPB)
Corporate debt					
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	7.21%	$ -
Investment-level debt					
Master repurchase facilities	Limited recourse	Apr-27	S + 2.23%	7.08%	848,381
Securitization bonds payable (2024-FL2)	Non-recourse	Aug-37	S + 2.47%	7.32%	583,875
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	S + 1.59%	6.55%	510,497
Mortgage debt – net lease (fixed)	Non-recourse	Jul-29	4.39%	4.39%	434,367
Mortgage debt – other real estate (fixed)	Non-recourse	Nov-24	4.40%	4.40%	155,382
Other debt	Non-recourse	Jun-26	S + 4.25%	9.10%	34,466
Total / W.A. debt (BRSP share)		**Feb-32**		**6.44%**	**$ 2,566,968**

	Book value
Stockholders' equity	$ 1,087,529
GAAP net book value (BRSP share)	**1,087,529**
Accumulated depreciation and amortization	225,881
Non-GAAP impairment of real estate	(131,445)
Undepreciated book value (BRSP share)	**1,181,965**
Total capitalization (undepreciated)	**$ 3,748,933**

BRIGHTSPIRE CAPITAL

Note: during the third quarter 2024, the Company recorded approximately $1.7M of amortization of deferred financing costs, which implies approximately 17 bps of annualized financing costs on the Company's total debt capacity as of September 30, 2024
$ in thousands; as of September 30, 2024; at BRSP share
See footnotes in the appendix

21

22 * Reflects incremental changes to SOFR spot rate as of September 30, 2024 $ in millions, except per share data; as of September 30, 2024; at BRSP share 100% of senior mortgage loan value is floating rate INTEREST RATE SENSITIVITY Annual Net Interest Income Sensitivity to Changes in Benchmark Rates – Total Portfolio $ in M ill io ns SOFR: 4.85% (As of September 30, 2024) Incremental Rate of Change* ($6.9) ($5.6) ($4.0) ($2.1) $1.0 ($10.0) ($7.5) ($5.0) ($2.5) $0.0 $2.5 (2.00%) (1.50%) (1.00%) (0.50%) 0.25% ($0.05) per share ($0.04) per share ($0.03) per share ($0.02) per share $0.01 per share

23 APPENDIX

24 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We define Distributable Earnings as GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our OP) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) general CECL reserves determined by probability of default/loss given default (“PD/LGD”) model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include specific CECL reserves when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset. Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to- market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) realized specific CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above. Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or an indication of our cash flows from operating activities determined in accordance with GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies. The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares. We believe NOI to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI provides a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of GAAP net income (loss) which further limits its usefulness. NOI should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

25 The Company presents pro rata (“at share” or “at BRSP share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present undepreciated book value, which is a non-GAAP supplemental financial measure. We believe that presenting undepreciated book value is a more useful and consistent measure of the value of our current portfolio and operations for our investors. It additionally enhances the comparability to our peers who do not hold real estate investments. Undepreciated book value excludes our share of accumulated depreciation and amortization on real estate investments (including related intangible assets and liabilities). It also excludes our share of the carrying value (including any related foreign currency translation) on certain net leased and other real estate office properties whose non-recourse mortgages mature within 12 months. Our ability to refinance at their maturity dates is burdened by the current interest rate environment, lenders’ aversion to finance or refinance office properties and/or associated improvements or paydowns potentially demanded at such properties. Loan maturity defaults can lead to foreclosures. Given this potential likelihood, we believe it is prudent to recognize impairments and exclude our share of the carrying value related to these properties. The Company calculates undepreciated book value per share based on the total number of outstanding common shares. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the principal amount divided by the appraisal value for the in-place collateral as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent as-is appraisal. Construction senior loans’ loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans held for investment. In addition to reviewing loans held for investment for impairment quarterly, we evaluate loans held for investment to determine if a current expected credit losses reserve should be established. In conjunction with this review, we assess the risk factors of each senior and mezzanine loans and preferred equity and assign a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five- point scale, our loans held for investment are ranked “1” through “5,” from less risk to greater risk, and the rankings are updated quarterly. At the time of origination or purchase, loans held for investment are ranked as a “3” and will move accordingly going forward based on the rankings which are defined as follows: 1. Very Low Risk 2. Low Risk 3. Medium Risk 4. High Risk / Potential for Loss – A loan that has a high risk of realizing a principal loss 5. Impaired / Loss Likely – A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT’D)

26 NOTES REGARDING REPORTABLE SEGMENTS BrightSpire Capital, Inc. (“BRSP”, “BrightSpire Capital”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Senior and Mezzanine Loans and Preferred Equity (“Loans & Preferred Equity Portfolio” or “Loan Portfolio”) The Company’s Loan Portfolio may include senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio may also include acquisition, development and construction loan arrangements accounted for as equity method investments. • Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans may include other subordinated loans • Preferred equity interests may include related equity participation interests Net Leased Real Estate and Other Real Estate (“Net Lease and Other Real Estate”) The Company’s Net Lease Real Estate investments includes direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments includes direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles. Other real estate currently consists of two investments with direct ownership in commercial real estate, four additional properties that we acquired through foreclosure or deed-in-lieu of foreclosure and one property that we consolidate as the primary beneficiary of a VIE. Corporate and Other The Corporate segment includes corporate-level asset management and other fees including operating expenses, compensation and benefits and other fees including expenses related to our secured revolving credit facility. It currently includes CRE Debt Securities, which consists of one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

27 $ in thousands, except per share data; as of September 30, 2024, unless otherwise stated CONSOLIDATED BALANCE SHEET September 30, 2024 (Unaudited) December 31, 2023 Assets Cash and cash equivalents 263,763$ 257,506$ Restricted cash 175,383 104,583 Loans held for investment 2,586,341 2,936,506 Current expected credit loss reserve (155,490) (76,028) Loans held for investment, net 2,430,851 2,860,478 Real estate, net 774,807 807,985 Receivables, net 85,251 41,451 Deferred leasing costs and intangible assets, net 49,565 58,971 Assets held for sale 7,362 19,600 Other assets 51,443 47,680 Total assets 3,838,425$ 4,198,254$ Liabilities Securitization bonds payable, net 1,086,908$ 912,545$ Mortgage and other notes payable, net 635,183 650,293 Credit facilities 848,381 1,152,723 Accrued and other liabilities 83,231 85,501 Intangible liabilities, net 3,128 4,138 Escrow deposits payable 74,274 88,603 Dividends payable 20,795 25,985 Total liabilities 2,751,900 2,919,788 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively - - Common stock, $0.01 par value per share Class A, 950,000,000 shares authorized, 129,685,185 and 129,985,107 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively 1,297 1,300 Additional paid-in capital 2,862,473 2,864,883 Accumulated deficit (1,771,591) (1,586,292) Accumulated other comprehensive loss (4,650) (2,556) Total stockholders’ equity 1,087,529 1,277,335 Noncontrolling interests in investment entities (1,004) 1,131 Total equity 1,086,525 1,278,466 Total liabilities and equity 3,838,425$ 4,198,254$

28 In thousands, except per share data; as of September 30, 2024, unless otherwise stated; unaudited CONSOLIDATED STATEMENT OF OPERATIONS Three Months Ended September 30, 2024 2023 Net interest income Interest income 59,587$ 75,630$ Interest expense (38,862) (43,647) Net interest income 20,725 31,983 Property and other income Property operating income 26,051 24,247 Other income 2,513 2,855 Total property and other income 28,564 27,102 Expenses Property operating expense 8,431 7,392 Transaction, investment and servicing expense 225 311 Interest expense on real estate 6,747 6,833 Depreciation and amortization 10,087 8,851 Increase of current expected credit loss reserve 1,001 7,671 Compensation and benefits (including $3,422 and $5,855 of equity-based compensation expense, respectively) 8,191 11,971 Operating expense 2,979 3,286 Total expenses 37,661 46,315 Other income Other gain (loss), net 37 (220) Income before equity in earnings of unconsolidated ventures and income taxes 11,665 12,550 Income tax expense (244) (158) Net income 11,421 12,392 Net (income) loss attributable to noncontrolling interests: Investment entities 1,308 (3) Net income attributable to BrightSpire Capital, Inc. common stockholders 12,729$ 12,389$ Net income per common share – basic 0.10$ 0.10$ Net income per common share – diluted 0.09$ 0.09$ Weighted average shares of common stock outstanding – basic 127,515 127,197 Weighted average shares of common stock outstanding – diluted 130,144 129,986

29 $ in thousands; as of September 30, 2024; unaudited CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT Three Months Ended September 30, 2024 Loans and preferred equity Net leased and other real estate Corporate and other Total Net interest income Interest income $ 59,166 352$ 69$ 59,587$ Interest expense (38,487) (68) (307) (38,862) Net interest income (expense) 20,679 284 (238) 20,725 Property and other income Property operating income - 26,051 - 26,051 Other income - (167) 2,680 2,513 Total property and other income - 25,884 2,680 28,564 Expenses Property operating expense - (8,431) - (8,431) Transaction, investment and servicing expense (392) 52 115 (225) Interest expense on real estate - (6,747) - (6,747) Depreciation and amortization - (10,068) (19) (10,087) Increase of current expected credit loss reserve (1,001) - - (1,001) Compensation and benefits - - (8,191) (8,191) Operating expense (4) (7) (2,968) (2,979) Total expenses (1,397) (25,201) (11,063) (37,661) Other income Other gain, net - 37 - 37 Income (loss) before equity in earnings of unconsolidated ventures and income taxes 19,282 1,004 (8,621) 11,665 Income tax expense - (244) - (244) Net income (loss) 19,282 760 (8,621) 11,421 Net loss attributable to noncontrolling interests: Investment entities - 1,308 - 1,308 Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders $ 19,282 2,068$ (8,621)$ 12,729$

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at share balance sheet

	As of September 30, 2024		
	Consolidated	NCI[22]	At BRSP share[23]
Assets			
Loans and preferred equity held for investment, net	$ 2,430,851	$ -	$ 2,430,851
Real estate, net	774,807	11,868	762,939
Deferred leasing costs and intangible assets, net	49,565	607	48,958
Assets held for sale	7,362	-	7,362
Cash, restricted cash, receivables and other assets	575,840	(928)	576,768
Total assets	**$ 3,838,425**	**$ 11,547**	**$ 3,826,878**
Liabilities			
Securitization bonds payable, net	$ 1,086,908	$ -	$ 1,086,908
Mortgage and other notes payable, net	635,183	11,609	623,574
Credit facilities	848,381	-	848,381
Intangible liabilities, net	3,128	276	2,852
Other liabilities, escrow deposits payable and dividends payable	178,300	666	177,634
Total liabilities	**$ 2,751,900**	**$ 12,551**	**$ 2,739,349**
Total equity	$ 1,086,525	$ (1,004)	$ 1,087,529
Total liabilities and equity	**$ 3,838,425**	**$ 11,547**	**$ 3,826,878**
Total common shares	129,685	129,685	129,685
GAAP net book value per share	$ 8.38	$ (0.01)	$ 8.39
Accumulated depreciation and amortization[10]	$ 230,653	$ 4,772	$ 225,881
Accumulated depreciation and amortization per share[10]	$ 1.78	$ 0.04	$ 1.74
Non-GAAP impairment of real estate[11]	$ (135,693)	$ (4,247)	$ (131,445)
Non-GAAP impairment of real estate[11]	$ (1.05)	$ (0.03)	$ (1.02)
Undepreciated book value	$ 1,181,485	$ (479)	$ 1,181,965
Undepreciated book value per share	$ 9.11	$ -	$ 9.11

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of September 30, 2024; unaudited
See footnotes in the appendix

30

31 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Reconciliation of GAAP net book value to undepreciated book value In thousands, except per share data; as of September 30, 2024; unaudited See footnotes in the appendix As of September 30, 2024 GAAP net book value (excluding noncontrolling interests in investment entities) 1,087,529$ Accumulated depreciation and amortization(10) 225,881 Non-GAAP impairment of real estate(11) (131,445) Undepreciated book value 1,181,965$ GAAP net book value per share (excluding noncontrolling interests in investment entities) 8.39$ Accumulated depreciation and amortization per share(10) 1.74 Non-GAAP impairment of real estate(11) (1.02) Undepreciated book value per share 9.11$ Total common shares 129,685

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income to Distributable Earnings and Adjusted Distributable Earnings

		Three Months Ended September 30, 2024
Net income attributable to BrightSpire Capital, Inc. common stockholders	$	12,729
Adjustments:		
Non-cash equity compensation expense		3,422
Depreciation and amortization		10,196
Net unrealized loss (gain):		
General CECL reserves		(8,102)
Gain on sales of real estate, preferred equity and investments in unconsolidated joint ventures		(144)
Adjustments related to noncontrolling interests		(169)
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	17,932
Distributable Earnings per share[24]	$	0.14
Weighted average number of common shares[24]		130,144

		Three Months Ended September 30, 2024
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	17,932
Adjustments:		
Specific CECL reserves		9,102
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$	27,034
Adjusted Distributable Earnings per share[24]	$	0.21
Weighted average number of common shares[24]		130,144

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of September 30, 2024; unaudited
See footnotes in the appendix

32

33 Reconciliation of GAAP net income to NOI $ in thousands; as of September 30, 2024; unaudited See footnotes in the appendix RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Three Months Ended September 30, 2024 Net income attributable to BrightSpire Capital, Inc. common stockholders 12,729$ Adjustments: Net income attributable to non-net leased and other real estate portfolios(25) (12,022) Net income attributable to noncontrolling interests in investment entities (1,308) Amortization of above- and below-market lease intangibles 9 Interest income (352) Interest expense on real estate 7,896 Other income 167 Transaction, investment and servicing expense (52) Depreciation and amortization 10,069 Operating expense 7 Other loss on investments, net 242 Income tax expense 244 NOI attributable to noncontrolling interest in investment entities (299) Total NOI attributable to BrightSpire Capital, Inc. common stockholders 17,330$

34 1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of September 30, 2024 2. Includes availability under the corporate revolving credit facility and unrestricted cash as of October 25, 2024 3. As of October 25, 2024 4. Debt-to-equity ratio based on BRSP’s share of total outstanding unpaid principal balance (“UPB”) divided by total stockholders’ equity excluding the impact of accumulated depreciation and amortization on real estate investments and including the impact of non-GAAP impairment of real estate; stockholders’ equity excludes noncontrolling interests in investment entities 5. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of September 30, 2024 and is weighted on outstanding debt (UPB); excludes amortization of financing costs 6. Based on annualized Q3’24 quarterly dividend of $0.16/share and BRSP closing share price of $5.29 as of October 25, 2024 7. Reflects general CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio excluding loans that were evaluated for specific CECL reserves 8. Includes one private equity secondary interest for approximately $2 million 9. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable 10. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 11. Reflects non-GAAP impairment of real estate related to nine properties as well as any related foreign currency translation; refer to page 25 for additional disclosure on undepreciated book value 12. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of September 30, 2024 13. Represents the remaining loan term based on the maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of September 30, 2024 14. Represents loan fundings related to the existing loan portfolio as of September 30, 2024 15. Prior to the third quarter of 2024, the Company held an investment in an Arlington, Texas loan collateralized by one multifamily property that was determined to be a VIE. In the third quarter of 2024, the Company was determined to be the primary beneficiary of the VIE. As a result, the Company consolidated the assets and liabilities as well as the property’s operations beginning in the third quarter of 2024 and is included in the Other Real Estate segment 16. Other includes non-cash payment-in-kind (“PIK”) interest income, accrual of origination and exit fees, and write downs / charge-offs of specific CECL reserves 17. Represents the percent leased as of September 30, 2024 and is weighted by carrying value 18. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2024 and assumes that no renewal options are exercised. W.A. calculation based on carrying value; excludes multifamily property type 19. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments and including the impact of non-GAAP impairment of real estate 20. Subject to customary non-recourse carve-outs 21. W.A. calculation based on outstanding debt (UPB) 22. Represents interests in assets held by third party partners 23. Represents the proportionate share attributed to BRSP based on BRSP’s ownership percentage by asset 24. The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares 25. Net (income) loss attributable to non-net leased and other real estate portfolios includes net (income) loss on our senior and mezzanine loans and preferred equity and corporate and other business segments FOOTNOTES

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Thomas Catherwood
212-738-6140

Barclays
Terry Ma
212-526-7965

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Eric Dray
646-855-5780

Jones Research
Jason Weaver
646-454-2710

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

INVESTOR RELATIONS

ADDO Investor Relations
Anne McGuinness
310-829-5400
brsp@addo.com

BRIGHTSPIRE CAPITAL

35

36 THANK YOU